Exhibit 99.1
[PRESS RELEASE]

5

Contacts:

Sidney Hinton President and CEO 919-453-1750	Philip Bourdillon/Gene Heller Silverman Heller Associates 310-208-2550
PowerSecure International Reports
Third-Quarter 2007 Results
— Affirms 2007 Guidance —
WAKE FOREST, N.C. — November 6, 2007 — PowerSecure International, Inc. (Nasdaq: POWR) today reported that for the three months ended September 30, 2007, it earned net income of $2.7 million, or $0.15 per diluted share, on revenues of $28.0 million, compared to revenue of $33.4 million and net income of $2.9 million, or $0.17 per diluted share, for the three months ended September 30, 2006. Revenues for the third quarter were 16% higher than in the prior quarter and gross margins were 32.3% compared to gross margins of 27.4% in the third quarter of 2006 and 26.7% in the second quarter of this year.
Sidney Hinton, president and chief executive officer, noted that during its second-quarter conference call on August 8, 2007, the Company emphasized several points: both revenues and gross margins were expected to show sequential improvement in the third quarter, with further improvement anticipated in the fourth quarter; it was anticipated that the Company would sign $15 million to $25 million in new business prior to the third-quarter earnings release; and it looked forward to showing progress in leveraging its utility relationships and in growing recurring revenues.
“I am pleased to report that we successfully addressed these key objectives during the third quarter and are well positioned for a strong fourth quarter and beyond,” said Hinton. “Especially gratifying was the significant improvement in gross profit margins, an area in which we expect to see further improvement in the fourth quarter.
“Backlog remains strong at just over $100 million, and with $34 million in working capital — our cash position was $26.6 million at September 30, 2007 compared to $6.8 million at the end of the second quarter — and a $25 million line of credit, we believe we are well positioned to meet a growing demand for IDG® systems. In addition to selling the systems outright, we also offer a program under which we give customers the option of sharing energy savings with us rather than incurring a capital expense; this expands the available market for the systems while providing PowerSecure with a stream of recurring revenues. Yesterday, in fact, we announced that we had won several recurring revenue agreements totaling $1.5 million annually, increasing our yearly recurring revenue base by approximately 50%. Although still in the early stages, we believe that this program — which covers monitoring and switchgear management, as well as shared savings — shows considerable promise for the future.
“Moreover,” said Hinton, “with the recent announcements of pilot projects in EfficientLights, our new lighting division, and a further $20 million in non-Publix related IDG® business won during the third quarter in collaboration with our utility partners — in addition to the $25 million we announced in the second quarter — we are clearly making progress toward our goal of expanding and diversifying the Company’s business.”
For the nine months ended September 30, 2007, the Company reported revenues of $79.1 million and a net loss of $9.0 million, or $(0.56) per share (basic and diluted), compared to revenues of $84.5 million and net income of $7.8 million, or $0.47 per diluted share, for the first nine months of 2006. The nine-month 2007 financial results include $14.1 million of restructuring charges related to the second-quarter retirement of the Company’s founders and the relocation of the Company’s principal executive offices to Wake Forest. The Company’s non-GAAP income from continuing operations before restructuring charges for the first nine months of 2007, which consists of the Company’s income from continuing operations but excludes the restructuring expenses, was $5.3 million, or $0.31 per (diluted) share.
According to Hinton, the Company, in its ongoing efforts to enhance stockholder value, has engaged Stephens Inc. as financial advisor to assist it in exploring its strategic alternatives with respect to its non-core assets. While the Company is committed to evaluating its strategic alternatives with respect to its non-core assets, there can be no assurance that this process will result in any particular transaction. The Company does not intend to disclose further developments regarding its exploration of strategic alternatives unless and until a definitive agreement is entered into or the process is otherwise completed or abandoned.
Hinton further noted that the company has engaged an executive search firm to assist it in locating and retaining a new chief financial officer, who will work out of the Company’s Raleigh, N.C. headquarters and assume a central role in communicating with investors. After a new CFO is hired, Gary J. Zuiderveen, the Company’s current CFO, will continue in his valuable role with respect to the Company’s accounting and SEC reporting functions and will serve in a newly created position of senior vice president of financial reporting, while continuing to serve as the company’s controller and principal accounting officer.
Reaffirmation of 2007 Financial Guidance:
With the understanding that there are still a number of factors and risks that could affect operating results during the balance of fiscal 2007, the Company continues to believe that its consolidated revenues for the twelve months ending December 31, 2007 will be between $115 million and $125 million, and that its non-GAAP income from continuing operations, which excludes the aforementioned one-time restructuring charges incurred in the second quarter, will be between $11.0 million and $13.0 million, or approximately $0.60 to $0.75 per (diluted) share.
Non-GAAP Income from Continuing Operations:
References by the Company to non-GAAP income or loss from continuing operations and non-GAAP income or loss from continuing operations per share information are non-GAAP financial measures that refer to the

Company’s income or loss from continuing operations or per share information excluding restructuring costs related to the recent retirements of the Company’s founders and the relocation of the Company’s principal executive offices from Denver to Wake Forest.
By eliminating the restructuring expenses in 2007 that are non-recurring and not indicative of the results of the Company’s operations, the Company believes non-GAAP income from continuing operations and non-GAAP income from continuing operations per share are useful tools permitting management and the board of directors to measure, monitor and evaluate the Company’s operating performance and to make operating decisions. Non-GAAP income from continuing operations and non-GAAP income from continuing operations per share are also used by management to assist it in planning and forecasting future operations and making future operating decisions.
The Company also believes that non-GAAP income from continuing operations and non-GAAP income from continuing operations per share provide meaningful information to investors in terms of enhancing their understanding of the Company’s core operating performance and results and allowing investors to more easily compare the Company’s financial performance on an operating basis in different fiscal periods. However, non-GAAP income from continuing operations and non-GAAP income from continuing operations per share as defined by the Company may not be directly comparable to similarly defined measures as reported by other companies. Non-GAAP income from continuing operations and non-GAAP income from continuing operations per share should be considered only as supplements to, and not as substitutes for or in isolation from, other measures of financial information prepared in accordance with GAAP, such as GAAP net income, GAAP net income per share, pGAAP income from continuing operations, or GAAP income from continuing operations per share.
Conference Call and Webcast:
At 11 a.m. EDT today, November 6, the Company will hold a teleconference to discuss its financial results as well as its corporate developments and future plans and prospects. To participate in the teleconference, please call (toll free) 800-291-8929 (or 706-634-0478 for international callers) approximately 10 minutes prior to the start time and indicate that you are dialing in to the PowerSecure International conference call.
This call can also be accessed live via the Internet on the “Calendar of Events” page of the Company’s website, www.powersecure.com. The Webcast will also be available at www.earnings.com; to access the call, type in PowerSecure’s stock symbol, POWR, in the top right corner of the home page to be taken to the Company’s webcast page. These Web sites will host an archive of the teleconference. Additionally, a telephone playback will be available for 48 hours beginning at 2 p.m. EST on November 8. The playback can be accessed by calling 800-642-1687 (or 706-645-9291 for international callers) and providing Conference ID 20494635.
About PowerSecure International:
PowerSecure International, Inc. is a leading provider of energy management and conservation solutions to utilities and their commercial, institutional, and industrial customers. PowerSecure partners with utilities to design and install Interactive Distributed Generation® systems and services that manage load curtailment and peak demand conditions, enhance system reliability and provide customers with emergency power during outages. PowerSecure also provides utilities with legal and regulatory consulting, energy system engineering and construction, and energy conservation services. Additional information is available at www.powersecure.com.
Safe-Harbor Statement:
All forward-looking statements contained in this release are made within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are all statements other than statements of historical facts, including but not limited to statements concerning the future business operations of and the prospects for the Company and its subsidiaries; the future growth of the Company’s distributed generation business and related business; the ability of the Company to perform its backlog of projects and its customers not deferring or withdrawing those orders; the expansion and growth of the Company’s revenues from shared savings and other recurring income sources; the Company’s outlook for its revenues and its non-GAAP income from continuing operations for fiscal 2007; and all other statements concerning the plans, intentions, expectations, projections, hopes, beliefs, objectives, goals and strategies of management, including statements about other future financial and non-financial items, performance or events and about present and future products, services, technologies and businesses; and statements of assumptions underlying the foregoing. Forward-looking statements are not guarantees of future performance or events and are subject to a number of known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed, projected or implied by such forward-looking statements. Important risks, uncertainties and other factors include, but are not limited to, the timely and successful development, production and market acceptance of new and enhanced products, services and technologies of the Company’s subsidiaries; the size, timing and terms of sales and orders, including large customer orders, and the risk of customers delaying, deferring or canceling purchase orders or making smaller purchases than expected; the ability of the Company’s subsidiaries to obtain adequate supplies of key components and materials for their products and technologies on a timely and cost-effective basis; the ability of the Company to successfully expand its core distributed generation products and services, to successfully develop and achieve market acceptance of its new energy-related businesses, to manage its growth and to address the effects of any future changes in tariff structures and environmental requirements on its business solutions; the effects of competition; changes in customer and industry demand and preferences; the ability of the Company to attract, retain and motivate key personnel; changes in the energy industry in general and the natural gas and electricity markets in particular, including price levels; the effects of competition; the ability of the Company to secure and maintain key contracts and relationships; general economic, market and business conditions; the effects of pending and future litigation, claims and disputes; changes in the energy industry generally and in the natural gas and electricity industries in particular, including price levels; general economic, market and business conditions; and other risks, uncertainties and other factors identified from time to time in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, as well as in subsequent filings with the Securities and Exchange Commission, including reports on Forms 10-Q and 8-K. Accordingly, there can be no assurance that the results expressed, projected or implied by any forward-looking statements will be achieved, and readers are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements in this press release speak only as of the date hereof and are based on the current plans, goals, objectives, strategies, intentions, expectations and assumptions of, and the information currently available to, management. The Company assumes no duty or obligation to update or revise any forward-looking statements for any reason, whether as the result of changes in expectations, new information, future events, conditions or circumstances or otherwise.
(financial tables follow)

POWERSECURE INTERNATIONAL, INC. AND SUBSIDIARIES
Consolidated Statements of Operations (unaudited)

	Third Quarter Ended		Nine Months Ended
	September 30,		September 30,
	2007	2006	2007	2006

REVENUES:
Sales and services	$27,742,594	$33,125,164	$77,944,689	$83,767,976
Other	268,712	319,969	1,111,656	752,897

Total revenues	28,011,306	33,445,133	79,056,345	84,520,873

COSTS AND EXPENSES:
Cost of sales and services	18,785,036	24,055,211	54,679,605	60,580,104
General and administrative	5,204,688	5,535,861	15,713,866	13,473,641
Selling, marketing and service	1,358,185	936,415	3,232,820	2,868,346
Depreciation and amortization	396,259	306,332	1,113,292	682,636
Research and development	199,088	163,411	698,450	536,095
Restructuring charges	—	—	14,139,216	—
Interest, finance charges and other	19,908	13,898	35,664	148,609

Total costs and expenses	25,963,164	31,011,128	89,612,913	78,289,431

Income (loss) from operations	2,048,142	2,434,005	(10,556,568)	6,231,442
Income from litigation settlements, net	107,100	—	385,434	—
Equity in income of unconsolidated affiliate	656,186	627,020	1,977,481	1,878,462
Minority interest	5,809	—	5,809	(72,464)
Income taxes	(162,121)	(150,496)	(638,398)	(262,010)

Income (loss) from continuing operations	2,655,116	2,910,529	(8,826,242)	7,775,430
Loss from disposal of discontinued operations	—	—	(140,490)	—

Net income (loss)	$2,655,116	$2,910,529	$(8,966,732)	$7,775,430

PER SHARE AMOUNTS:
Income (loss) from continuing operations:
Basic	$0.16	$0.19	$(0.55)	$0.52

Diluted	$0.15	$0.17	$(0.55)	$0.47

Net income (loss):
Basic	$0.16	$0.19	$(0.56)	$0.52

Diluted	$0.15	$0.17	$(0.56)	$0.47

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	16,157,500	15,730,954	15,975,083	14,818,667

Diluted	17,153,155	17,250,856	15,975,083	16,507,783

Condensed Consolidated Balance Sheets (unaudited)

	September 30,	December 31,
	2007	2006
Total current assets	$88,049,739	$70,536,009
Property, plant and equipment, net	4,576,474	4,443,879
Total other assets	14,485,364	14,719,547

Total Assets	$107,111,577	$89,699,435

Total current liabilites	$53,934,454	$31,692,373
Total noncurrent liabilities and minority interest	2,442,102	7,431
Total stockholders’ equity	50,735,021	57,999,631

Total liabilities and stockholders’ equity	$107,111,577	$89,699,435

RECONCILIATION OF NON-GAAP INCOME FROM CONTINUING OPERATIONS
TO GAAP INCOME FROM CONTINUING OPERATIONS
In accordance with Regulation G, set forth below is a reconciliation of Non-GAAP income from continuing operations and Non-GAAP income from continuing operations per share, non-GAAP financial measures, to GAAP income from continuing operations and GAAP income from continuing operations per share, their most directly comparable financial measures computed in accordance with GAAP.

	Nine Months
	Ended
	September 30, 2007	Guidance for Fiscal 2007
GAAP income (loss) from continuing operations	$(8,826,242)

Add back: Restructuring charges	14,139,216

Non-GAAP income from continuing operations	$5,312,974	$11,000,000	to	$13,000,000

PER SHARE AMOUNTS-BASIC
GAAP income (loss) from continuing operations	$(0.55)
Add back: Restructuring charges	0.88

Non-GAAP income from continuing operations	$0.33

PER SHARE AMOUNTS-DILUTED
GAAP income (loss) from continuing operations	$(0.52)	$(0.19)	to	$(0.04)

Add back: Restructuring charges	0.83	0.79		0.79

Non-GAAP income from continuing operations	$0.31	$0.60	to	$0.75

Shares used in computing GAAP and non-GAAP per share amounts:
BASIC	15,975,083

DILUTED	17,011,720